UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

DATALINK CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EXPLANATORY NOTE

Set forth below is a Form 8-K and press release first published, sent or given by Datalink Corporation on November 29, 2016.

Subject Line: An Insight & Datalink Update

Email  Body:

We’d like to take just a few minutes of your time to provide an update as it relates to Insight and Datalink coming together.

Things are moving along smoothly, with the preliminary proxy filing taking place Friday, Nov. 18, as expected. In addition, we expect to file the definitive proxy statement this week.

As many of you know, the week of Nov. 7, we also had the opportunity to visit a number of Datalink offices and to share the collective rationale behind this announcement. We came away from the meetings even more excited and convinced this combination is going to be great for both companies. We’d like to reinforce the three key reasons for doing this:

1.              Strategy: Both companies recognize the opportunity for growth in the data center and cloud: private, public and hybrid. Datalink has done an outstanding job with data center, and its technical and architectural skills are second to none.

2.              Culture: We feel strongly that our cultures are well-aligned, and our week traveling made this even more evident. Our purpose to build meaningful connections to help businesses run smarter resonated well with Datalink, and we believe our three core values of Hunger, Heart and Harmony are also well-aligned.

3.              Economics: Coming together makes both companies stronger for the future in the fast-changing data center space.

Also of note, the advantages for both companies:

Insight provides Datalink …

•                  A strong public cloud position with Azure, Amazon Web Services and others with associated technical skills

•                  An e-commerce platform that is leading in our industry

•                  Digital marketing capabilities

•                  A strong complementary services business with 1,200 service delivery people

•                  A broad portfolio of products

•                  Global capabilities for clients

Datalink provides Insight …

•                  Best-in-class data center skills and technical talent

•                  Complementary geographic strength in many markets

•                  Excellent services capabilities like OneCall

•                  Leading storage expertise

As previously noted, there is a process and protocol to follow, and as such, we must continue to operate as competitors until closing. A core cross-functional team from both companies is working diligently on the plans to ensure an effective and smooth transition after the closing.

It’s our intention to communicate progress to all teammates as definitively as possible in the coming weeks, and we look forward to providing you more details when we can.

Thank you for your time. We hope you and your families had an enjoyable Thanksgiving and wish you a happy holiday season.

Best,

/s/ Ken Lamneck	/s/ Paul Lidsky
Ken Lamneck	Paul Lidsky

Rule 14a-12 Legends

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements.” Forward-looking statements can usually be identified by the use of words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and other expressions which indicate future events or trends.

These forward-looking statements are based upon certain expectations and assumptions and are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including the following: Datalink’s shareholders may not approve the transaction; conditions to the closing of the transaction, including receipt of required regulatory approvals, may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate Datalink’s operations into those of Insight; such integration may be more difficult, time consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; Datalink and/or Insight may be adversely affected by other economic, business, and/or competitive factors; risks that the pending transaction disrupts current plans and operations; the retention of key employees of Datalink; other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period or at all; and the other risks described from time to time in Datalink’s and Insight’s reports filed with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors,” including each company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, subsequent Quarterly Reports on Form 10-Q and in other of Datalink’s and Insight’s filings with the SEC.

All forward-looking statements are qualified by, and should be considered in conjunction with, such cautionary statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, neither Insight nor Datalink undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the transaction, Datalink intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Datalink will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. Datalink shareholders are urged to carefully read these materials (and any amendments or supplements) and any other relevant documents that Datalink files with the SEC when they become available because they will contain important information. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Datalink with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov[go.insight.com]), at Datalink’s investor website (http://www.datalink.com/Investor-Information[go.insight.com]), or by writing or calling Datalink at Datalink Corporation, 10050 Crosstown Circle, Suite 500, Eden Prairie, Minnesota 55344 or by (952) 944-3462.

Participants in the Solicitation

Datalink and its directors and executive officers, and Insight and its directors and officers, may be deemed to be participants in the solicitation of proxies from Datalink’s stockholders with respect to the transaction. Information about Datalink’s directors and executive officers and their ownership of Datalink’s common stock is set forth in Datalink’s proxy statement on Schedule 14A filed with the SEC on April 15, 2016. To the extent that holdings of Datalink’s securities have changed since the amounts printed in Datalink’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction. Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2016.